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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported) May 24, 1999



               Advanta Mortgage Conduit Services, Inc., as Sponsor
          on behalf of Advanta Revolving Home Equity Loan Trust 1999-A
             (Exact name of registrant as specified in its charter)



                      Delaware                                333-77297                     23-2723382
   (State or Other Jurisdiction of Incorporation)         (Commission File        (I.R.S. Employer Identification
                                                               Number)                         No.)

                                                 Advanta Conduit Receivables, Inc.
                                      (Exact name of registrant as specified in its charter)

                       Nevada                                 333-77927                     88-0360305
   (State or Other Jurisdiction of Incorporation)         (Commission File        (I.R.S. Employer Identification
                                                               Number)                         No.)


             Attention: General Counsel
             10790 Rancho Bernardo Road
                San Diego, California                                                          92127
       (Address of Principal Executive Offices)                                             (Zip Code)

        Registrant's telephone number, including area code (619) 674-1800


             16875 West Bernardo Drive, San Diego, California 92127 (Former name or former address, if changed since last report)

Item 5.  Other Events


         The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 1998 and December 31, 1997, for each of the years in the three-year period ended December 31, 1998, prepared in accordance with generally accepted accounting principles, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on March 30, 1999; Commission File Number 1-10777) and the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of March 31, 1999, and for the periods ended March 31, 1999 and March 31, 1998, included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended March 31, 1999 (which was filed with the Securities and Exchange Commission on May 12, 1999) are hereby incorporated by reference in (i) this Current Report on Form 8-K; (ii) the prospectus; and
(iii) the prospectus supplement, and shall be deemed to be part hereof and thereof.

         In connection with the issuance of the Certificates, the Company is filing herewith the consent of KPMG LLP ("KPMG") to the use of their name and the incorporation by reference of their report in the prospectus supplement relating to the issuance of the Certificates. The consent of KPMG is attached hereto as Exhibit 23.1.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

                  (a)      Not applicable

                  (b)      Not applicable.

                  (c)      Exhibits

                           Exhibit No.               Description

                           23.1                      Consent of KPMG LLP


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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 ADVANTA REVOLVING HOME EQUITY LOAN TRUST 1999-A

                                 By: Advanta Mortgage Conduit Services, Inc.


                                 By:  /s/ Michael Coco
                                      -----------------------------------------
                                      Name: Michael Coco
                                      Title:   Vice President

                                 ADVANTA CONDUIT RECEIVABLES, INC.


                                 By:  /s/ Michael Coco
                                      -----------------------------------------
                                      Name: Michael Coco
                                      Title:   Vice President



Dated:  May 24, 1999


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                                  EXHIBIT INDEX



Exhibit No.       Description
-----------       -----------
  23.1            Consent of KPMG LLP


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